Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is entered into as of July 24, 2013 by and among Rexford Industrial Realty, Inc., a Maryland corporation (the “Company”), and the holders listed on Schedule I hereto (each an “Initial Holder” and, collectively, the “Initial Holders”).

RECITALS

WHEREAS, in connection with the initial public offering (the “IPO”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), the Company and Rexford Industrial Realty, L.P., a Maryland limited partnership (the “Operating Partnership”), have concurrently engaged in certain formation transactions (the “Formation Transactions”), pursuant to which the Initial Holders set forth on Schedule I under the heading “Formation Transaction Participants” have concurrently received, in respect of their respective interests in the entities participating in the Formation Transactions, (i) common units of limited partnership interest in the Operating Partnership (“Common OP Units”) and/or (ii) shares of Common Stock;

WHEREAS, in connection with the Formation Transactions, the Company has concurrently entered into a separate private placement (the “Concurrent Private Placement”), pursuant to which the Initial Holders set forth on Schedule I under the heading “Concurrent Private Placement Participants” have concurrently received, in respect of their respective interests in the Rexford Funds, shares of Common Stock;

WHEREAS, upon the terms and subject to the conditions contained in the Operating Partnership Agreement (as defined below), Common OP Units will be redeemable for cash or, at the Company’s option, exchangeable for shares of Common Stock;

WHEREAS, the Company has agreed to grant the Initial Holders and their permitted assignees and transferees the registration rights set forth in Article II hereof.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Definitions. In addition to the definitions set forth above, the following terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Registration Rights Agreement, as it may be amended, supplemented or restated from time to time.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California are authorized by law to close.

“Charter” means the Articles of Amendment and Restatement of the Company as filed with the State Department of Assessments and Taxation of Maryland on July 11, 2013, as the same may be amended, modified or restated from time to time.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the Recitals.

“Common OP Units” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the Introduction.

“Concurrent Private Placement” has the meaning set forth in the Recitals.

“Effectiveness Period” has the meaning set forth in Section 2.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchangeable Common OP Units” means Common OP Units which may be redeemable for cash or, at the Company’s option, exchangeable for shares of Common Stock pursuant to the Operating Partnership Agreement (without regard to any limitations on the exercise of such exchange right as a result of the Ownership Limit Provisions).

“Formation Transactions” has the meaning set forth in the Recitals.

“Holder” means (i) any Initial Holder who is the record or beneficial owner of any Registrable Security or (ii) any assignee or transferee of such Initial Holder (including assignments or transfers of Registrable Securities to such assignees or transferees as a result of the foreclosure on any loans secured by such Registrable Securities) (x) to the extent permitted under the Operating Partnership Agreement or the Charter, as applicable, and (y) provided such assignee or transferee agrees in writing to be bound by all the provisions hereof.

“Indemnified Party” has the meaning set forth in Section 2.6.

“Indemnifying Party” has the meaning set forth in Section 2.6.

“Initial Holders” has the meaning set forth in the Introduction.

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“Initial Period” means a period commencing on the date hereof and ending 365 days following the effective date of the first Resale Shelf Registration Statement (except that, if the shares of Common Stock issuable upon exchange of Exchangeable Common OP Units received in the Formation Transactions are not included in that Resale Shelf Registration Statement as a result of Section 2.1(b), the 365 days shall not begin until the later of the effective date of (i) the first Resale Shelf Registration Statement and (ii) the first Issuer Shelf Registration Statement).

“IPO” has the meaning set forth in the Recitals.

“Issuer Shelf Registration Statement” has the meaning set forth in Section 2.1(b).

“Market Value” means, with respect to the Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for registration pursuant to Section 2.1(c). The market price for each such trading day shall be the last sale price for the Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for the Common Stock, in either case as reported on the principal national securities exchange or automated inter-dealer quotation system on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange or automated inter-dealer quotation system, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company or, in the event that no trading price is available for the Common Stock, the fair market value of the Common Stock, as determined in good faith by the Board of Directors of the Company.

“Notice and Questionnaire” means a written notice, substantially in the form attached as Exhibit A , delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Resale Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such registration statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Operating Partnership” has the meaning set forth in the Recitals.

“Operating Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of July 24, 2013, as the same may be amended, modified or restated from time to time.

“Ownership Limit Provisions” mean the various provisions of the Company’s Charter set forth in Article VI thereof restricting the ownership of Common Stock by Persons to specified percentages of the outstanding Common Stock.

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“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Primary Shares” shall have the meaning set forth in Section 2.1(b).

“Registrable Securities” means with respect to any Holder, shares of Common Stock owned, either of record or beneficially, by such Holder that were (a) received by such Holder or an Initial Holder in the Formation Transactions or the Concurrent Private Placement, (b) issued or issuable upon exchange of Exchangeable Common OP Units received by such Holder or an Initial Holder in the Formation Transactions, and, (c) in the case of (a) and (b), any additional shares of Common Stock issued as a dividend or distribution on, in exchange for, or otherwise in respect of, such shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations or otherwise).

As to any particular Registrable Securities, they shall cease to be Registrable Securities at the earliest time as one of the following shall have occurred: (i) a registration statement (including a Resale Shelf Registration Statement) covering such shares has been declared effective by the Commission and all such shares have been disposed of pursuant to such effective registration statement or unless such shares (other than Restricted Shares) were issued pursuant to an effective registration statement (including an Issuer Shelf Registration Statement), (ii) such shares have been publicly sold under Rule 144, (iii) all such shares may be sold in one transaction pursuant to Rule 144 or (iv) such shares have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend and such shares subsequently may be resold or otherwise transferred by such transferee without registration under the Securities Act.

“Resale Shelf Registration” shall have the meaning set forth in Section 2.1(a).

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a).

“Restricted Shares” means shares of Common Stock issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144 when acquired by a transferee.

“Rexford Funds” means Rexford Industrial Fund I, LLC, Rexford Industrial Fund II, LLC, Rexford Industrial Fund III, LLC, Rexford Industrial Fund IV, LLC, Rexford Industrial Fund V REIT, LLC and Rexford Industrial Fund V, LP, collectively.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

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“Securities Act” means the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act pursuant to the terms hereof.

“Shelf Registration Statement” means a Resale Shelf Registration Statement and/or an Issuer Shelf Registration Statement.

“Suspension Notice” means any written notice delivered by the Company pursuant to Section 2.10 with respect to the suspension of rights under a Resale Shelf Registration Statement or any prospectus contained therein.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

ARTICLE II

REGISTRATION RIGHTS

Section 2.1. Shelf Registration.

(a) Subject to Section 2.10, the Company shall prepare and file not later than fourteen (14) months after the consummation date of the IPO, a “shelf” registration statement with respect to the resale of the Registrable Securities (“Resale Shelf Registration”) by the Holders thereof on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (the “Resale Shelf Registration Statement”) and permitting registration of such Registrable Securities for resale by such Holders in accordance with the methods of distribution elected by the Holders and set forth in the Resale Shelf Registration Statement. The Company shall use its reasonable efforts to cause the Resale Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and, subject to Sections 2.1(c) and 2.10, to keep such Resale Shelf Registration Statement continuously effective for a period ending when all shares of Common Stock covered by the Resale Shelf Registration Statement are no longer Registrable Securities.

At the time the Resale Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement not less than once a quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

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(b) The Company may, at its option, satisfy its obligation to prepare and file a Resale Shelf Registration Statement pursuant to Section 2.1(a) with respect to shares of Common Stock issuable upon exchange of Exchangeable Common OP Units by preparing and filing with the Commission not later than fourteen (14) months after the consummation date of the IPO a registration statement on an appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (an “Issuer Shelf Registration Statement”) providing for (i) the issuance by the Company, from time to time, to the Holders of such Exchangeable Common OP Units, of shares of Common Stock registered under the Securities Act (the “Primary Shares”) and (ii) to the extent such Primary Shares constitute Restricted Shares, the registered resale thereof by their Holders from time to time in accordance with the methods of distribution elected by the Holders and set forth therein (but not an underwritten offering). The Company shall use its reasonable efforts to cause the Issuer Shelf Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after filing thereof and, subject to Sections 2.1(c) and 2.10, to keep the Issuer Shelf Registration Statement continuously effective for a period (the “Effectiveness Period”) expiring on the date all of the shares of Common Stock covered by such Issuer Shelf Registration Statement have been issued by the Company pursuant thereto or are no longer Registrable Securities. If the Company shall exercise its rights under this Section 2.1(b), Holders (other than Holders of Restricted Shares) shall have no right to have shares of Common Stock issued or issuable upon exchange of Exchangeable Common OP Units included in a Resale Shelf Registration Statement pursuant to Section 2.1(a).

(c) Subsequent Filing. The Company shall prepare and file such additional registration statements as necessary every three (3) years and use its reasonable efforts to cause such registration statements to be declared effective by the Commission so that a Shelf Registration Statement remains continuously effective, subject to Section 2.10, with respect to resales of Registrable Securities as and for the periods required under Section 2.1(a) or (b), as applicable (such subsequent registration statements to constitute a Resale Shelf Registration Statement or an Issuer Shelf Registration Statement, as the case may be, hereunder).

(d) Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed and executed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

Section 2.2. Registration Procedures; Filings; Information. Subject to Section 2.10 hereof, in connection with any Resale Shelf Registration Statement under Section 2.1(a), the Company will use its reasonable efforts to effect the registration of the Registrable Securities covered thereby in accordance with the intended method of disposition thereof as quickly as practicable, and, in connection with any Issuer Shelf Registration Statement under Section

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2.1(b), the Company will use its reasonable efforts to effect the registration of the Primary Shares (including for resale, to the extent provided in clause (ii) of Section 2.1(b)) as quickly as reasonably practicable. In connection with any Shelf Registration Statement:

(a) The Company will no later than two (2) Business Days prior to filing a Resale Shelf Registration Statement (or an Issuer Shelf Registration Statement providing for resales pursuant to clause (ii) of Section 2.1(b)) or prospectus or any amendment or supplement thereto, furnish to each Selling Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to such Selling Holder and Underwriter, if any, such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

(b) After the filing of a Resale Shelf Registration Statement (or an Issuer Shelf Registration Statement providing for resales pursuant to clause (ii) of Section 2.1(b)), the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(c) The Company will use its reasonable efforts to (i) register or qualify the Registrable Securities under such other securities or “blue sky” laws of such jurisdictions in the United States (where an exemption does not apply) as any Selling Holder or managing Underwriter(s), if any, reasonably (in light of such Selling Holder’s intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to general taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction. The Company will promptly notify each Selling Holder of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose.

(d) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the Company’s receipt of any notification of the suspension of the qualification of any Registrable Securities covered by a Resale Shelf Registration Statement (or an Issuer Shelf Registration Statement providing for resales pursuant to clause (ii) of Section 2.1(b)) for sale in any jurisdiction; or (ii) the occurrence of an

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event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each Selling Holder any such supplement or amendment.

(e) The Company will otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

(f) In the case of an underwritten offering pursuant to a Resale Shelf Registration Statement (or an Issuer Shelf Registration Statement providing for resales pursuant to clause (ii) of Section 2.1(b)), the Company will enter into and perform its obligations under customary agreements (including an underwriting agreement, if any, in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities (including, to the extent reasonably requested by the lead or managing Underwriters, sending appropriate officers of the Company to attend “road shows” scheduled in reasonable number and at reasonable times in connection with any such underwritten offering, and obtaining customary comfort letters and legal opinions) subject to such underwritten offering.

(g) In the case of an underwritten offering pursuant to a Resale Shelf Registration Statement, the Company will make available for inspection by any Selling Holder of Registrable Securities subject to such underwritten offering, any Underwriter participating in any disposition of such Registrable Securities and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any inspectors in connection with such registration statement, subject to entry by each such Person of a customary confidentiality agreement in a form reasonably acceptable to the Company.

(h) The Company will use its reasonable efforts to cause all Registrable Securities covered by such Resale Shelf Registration Statement or Primary Shares covered by such Issuer Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(i) In addition to the Notice and Questionnaire, the Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding such Selling Holder, the Registrable Securities held by it and the intended method of distribution of the Registrable Securities as the Company may from

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time to time reasonably request and such other information as may be legally required in connection with such registration. No Holder may include Registrable Securities in any registration statement pursuant to this Agreement unless and until such Holder has furnished to the Company such information. Each Holder further agrees to furnish as soon as reasonably practicable to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

(j) Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.2(b) or 2.2(d) or upon receipt of a Suspension Notice, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder’s receipt of written notice from the Company that such disposition may be made and, in the case of clause (ii) of Section 2.2(d) or, if applicable, Section 2.10, copies of any supplemented or amended prospectus contemplated by clause (ii) of Section 2.2(d) or, if applicable, prepared under Section 2.10, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. Each Selling Holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such Selling Holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

Section 2.3. Registration Expenses. In connection with any registration statement required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder, regardless of whether such registration statement is declared effective by the Commission: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, including in connection with the preparation of comfort letters, and any transfer agent and registrar fees, and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or any transfer taxes relating to the registration or sale of the Registrable Securities.

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Section 2.4. Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors, agents, partners, members, employees, managers, advisors, sub-advisors, attorneys, representatives and Affiliates, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, as incurred, any and all losses, claims, damages and liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus, prospectus, or free writing prospectus relating to the Registrable Securities (in each case, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Selling Holder or on such Selling Holder’s behalf expressly for inclusion therein.

Section 2.5. Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly or jointly and severally, to indemnify and hold harmless the Company, its officers, directors, agents, employees, attorneys, representatives and Affiliates, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder in Section 2.4, but only with respect to information relating to such Selling Holder included in reliance upon and in conformity with information furnished in writing by such Selling Holder or on such Selling Holder’s behalf expressly for use in any registration statement, preliminary prospectus, prospectus or free writing prospectus relating to the Registrable Securities, or any amendment or supplement thereto. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Holder, by Section 2.6; provided, however, that the total obligations of such Selling Holder under this Agreement (including, but not limited to, obligations arising under Section 2.7 herein) will be limited to an amount equal to the net proceeds actually received by such Selling Holder (after deducting any discounts and commissions) from the disposition of Registrable Securities pursuant to such registration statement.

Section 2.6. Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.4 or 2.5, such person (an “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under Section 2.4 or 2.5, except to the extent such Indemnifying Party is materially prejudiced by such failure. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to

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the retention of such counsel or (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and the Indemnified Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (i) in the case of Persons indemnified pursuant to Section 2.4 hereof, the Selling Holders which owned a majority of the Registrable Securities sold under the applicable registration statement and (ii) in the case of Persons indemnified pursuant to Section 2.5, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

Section 2.7. Contribution. If the indemnification provided for in Section 2.4 or 2.5 hereof is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities that otherwise would have been covered by Section 2.4 or 2.5 hereof, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of each Selling Holder, on the other hand, in connection with such statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party.

The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.7, no Selling Holder shall be required to contribute any amount which in the aggregate exceeds the amount by which the net proceeds actually received by such Selling Holder from the

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sale of its securities to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Holder’s obligations to contribute pursuant to this Section 2.7, if any, are several in proportion to the proceeds of the offering actually received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

Section 2.8. Rule 144. The Company covenants that it will (a) make and keep public information regarding the Company available as those terms are defined in Rule 144, (b) file in a timely manner any reports and documents required to be filed by it under the Securities Act and the Exchange Act, (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time more than ninety (90) days after the effective date of the registration statement for the Company’s initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (d) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

Section 2.9. Participation in Underwritten Offerings. No Person may participate in any underwritten offerings hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Article II.

Section 2.10. Suspension of Use of Registration Statement.

(a) If the Board of Directors of the Company determines in its good faith judgment that the filing of a Resale Shelf Registration Statement under Section 2.1(a) or the use of any related prospectus would be materially detrimental to the Company because such action would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would materially impede the Company’s ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company to the Holders which shall be signed by the Chief Executive Officer, President or any Executive Vice President of the Company certifying thereto, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Shelf Registration or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Shelf Registration Statement shall be suspended until the earliest of (i) the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this Section 2.10(a) is no longer necessary and they may resume use of the applicable

12

prospectus, (ii) the date upon which copies of the applicable supplemented or amended prospectus is distributed to the Holders, and (iii) (x) up to thirty (30) consecutive days after the notice to the Holders if that notice is given during the Initial Period or (y) ninety (90) consecutive days after the notice to the Holders if that notice is given after the Initial Period; provided, that the Company shall not be entitled to exercise any such right more than two (2) times in any twelve (12) month period or less than thirty (30) days from the termination of the prior such suspension period; and provided further, that such exercise shall not prevent the Holders from being entitled to at least three hundred twenty (320) days of effective registration with respect to such registration statement during each Initial Period and thereafter two hundred ten (210) days of effective registration with respect to such registration statement in any 365-day period. The Company agrees to give the notice under (i) above as promptly as practicable following the date that such suspension of rights is no longer necessary.

(b) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date without regard to any extension, or if the consummation of any business combination by the Company has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X promulgated under the Securities Act or any similar successor rule, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to a Resale Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Resale Shelf Registration Statement shall be suspended until the date on which the Company has filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in a Resale Shelf Registration Statement, and the Company shall use commercially reasonable efforts to file the required reports or obtain and file the financial information required to be included or incorporated by reference, as applicable, as promptly as commercially practicable, and shall notify the Holders as promptly as practicable when such suspension is no longer required.

Section 2.11. Additional Shares. The Company, at its option, may register under a Shelf Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock or any shares of Common Stock owned by any other stockholder or stockholders of the Company.

ARTICLE III

MISCELLANEOUS

Section 3.1. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Holders shall be entitled to specific performance of the rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 3.2. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the

13

written consent of the Company and the Holders against whom enforcement is sought. No failure or delay by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon any breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

Section 3.3. Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

(1) if to any Holder, initially to the address indicated in such Holder’s Notice and Questionnaire or, if no Notice and Questionnaire has been delivered, c/o Rexford Industrial Realty, Inc., 11620 Wilshire Boulevard, Suite 300, Los Angeles, California 90025, Attention: Howard Schwimmer and Michael Frankel, or to such other address and to such other Persons as any Holder may hereafter specify in writing; and

(2) if to the Company, initially at 11620 Wilshire Boulevard, Suite 300, Los Angeles, California 90025, Attention: Howard Schwimmer and Michael Frankel, or to such other address as the Company may hereafter specify in writing.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Section 3.4. Successors and Assigns; Assignment of Registration Rights. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties. Any Holder may assign its rights under this Agreement without the consent of the Company in connection with a transfer of such Holder’s Registrable Securities; provided, that the Holder notifies the Company of such proposed transfer and assignment and the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.

Section 3.5. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

Section 3.6. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

Section 3.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

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Section 3.8. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.9. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10. Termination. The obligations of the parties hereunder shall terminate with respect to a Holder when it no longer holds Registrable Securities and with respect to the Company upon the end of the Effectiveness Period with respect to any Issuer Shelf Registration Statement and with respect to a Resale Shelf Registration Statement when there are no longer Registrable Securities with respect to such Resale Shelf Registration Statement, except, in each case, for any obligations under Sections 2.1(c), 2.3, 2.4, 2.5, 2.6, 2.7 and Article III.

Section 3.11. Waiver of Jury Trial. The parties hereto (including any Initial Holder and any subsequent Holder) irrevocably waive any right to trial by jury.

[SIGNATURE PAGE FOLLOWS]

15

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

REXFORD INDUSTRIAL REALTY, INC.,
a Maryland corporation

By:	/s/ Howard Schwimmer
Name:	Howard Schwimmer
Title:	Co-Chief Executive Officer

By:	/s/ Michael Frankel
Name:	Michael S. Frankel
Title:	Co-Chief Executive Officer

HOLDERS LISTED ON SCHEDULE I HERETO

By:	REXFORD INDUSTRIAL REALTY, INC.
a Maryland corporation as Attorney-in-Fact acting on behalf of each of the Holders named on Schedule I hereto

	By:	/s/ Howard Schwimmer
	Name:	Howard Schwimmer
	Title:	Co-Chief Executive Officer

	By:	/s/ Michael Frankel
	Name:	Michael S. Frankel
	Title:	Co-Chief Executive Officer

16

Schedule I

Initial Holders

Formation Transaction Participants

Formation Transaction Participant 1
Formation Transaction Participant 2
Formation Transaction Participant 3
Formation Transaction Participant 4
Formation Transaction Participant 5
Formation Transaction Participant 6
Formation Transaction Participant 7
Formation Transaction Participant 8
Formation Transaction Participant 9
Formation Transaction Participant 10
Formation Transaction Participant 11
Formation Transaction Participant 12
Formation Transaction Participant 13
Formation Transaction Participant 14
Formation Transaction Participant 15
Formation Transaction Participant 16
Formation Transaction Participant 17
Formation Transaction Participant 18
Formation Transaction Participant 19
Formation Transaction Participant 20
Formation Transaction Participant 21
Formation Transaction Participant 22
Formation Transaction Participant 23
Formation Transaction Participant 24
Formation Transaction Participant 25
Formation Transaction Participant 26
Formation Transaction Participant 27
Formation Transaction Participant 28
Formation Transaction Participant 29
Formation Transaction Participant 30
Formation Transaction Participant 31
Formation Transaction Participant 32
Formation Transaction Participant 33
Formation Transaction Participant 34
Formation Transaction Participant 35
Formation Transaction Participant 36
Formation Transaction Participant 37
Formation Transaction Participant 38
Formation Transaction Participant 39
Formation Transaction Participant 40

Formation Transaction Participant 41
Formation Transaction Participant 42
Formation Transaction Participant 43
Formation Transaction Participant 44
Formation Transaction Participant 45
Formation Transaction Participant 46
Formation Transaction Participant 47
Formation Transaction Participant 48
Formation Transaction Participant 49
Formation Transaction Participant 50
Formation Transaction Participant 51
Formation Transaction Participant 52
Formation Transaction Participant 53
Formation Transaction Participant 54
Formation Transaction Participant 55
Formation Transaction Participant 56
Formation Transaction Participant 57
Formation Transaction Participant 58
Formation Transaction Participant 59
Formation Transaction Participant 60
Formation Transaction Participant 61
Formation Transaction Participant 62
Formation Transaction Participant 63
Formation Transaction Participant 64
Formation Transaction Participant 65
Formation Transaction Participant 66
Formation Transaction Participant 67
Formation Transaction Participant 68
Formation Transaction Participant 69
Formation Transaction Participant 70
Formation Transaction Participant 71
Formation Transaction Participant 72
Formation Transaction Participant 73
Formation Transaction Participant 74
Formation Transaction Participant 75
Formation Transaction Participant 76
Formation Transaction Participant 77
Formation Transaction Participant 78
Formation Transaction Participant 79
Formation Transaction Participant 80
Formation Transaction Participant 81
Formation Transaction Participant 82
Formation Transaction Participant 83
Formation Transaction Participant 84
Formation Transaction Participant 85
Formation Transaction Participant 86

Formation Transaction Participant 87
Formation Transaction Participant 88
Formation Transaction Participant 89
Formation Transaction Participant 90
Formation Transaction Participant 91
Formation Transaction Participant 92
Formation Transaction Participant 93
Formation Transaction Participant 94
Formation Transaction Participant 95
Formation Transaction Participant 96
Formation Transaction Participant 97
Formation Transaction Participant 98
Formation Transaction Participant 99
Formation Transaction Participant 100
Formation Transaction Participant 101
Formation Transaction Participant 102
Formation Transaction Participant 103
Formation Transaction Participant 104
Formation Transaction Participant 105
Formation Transaction Participant 106
Formation Transaction Participant 107
Formation Transaction Participant 108
Formation Transaction Participant 109
Formation Transaction Participant 110
Formation Transaction Participant 111
Formation Transaction Participant 112
Formation Transaction Participant 113
Formation Transaction Participant 114
Formation Transaction Participant 115
Formation Transaction Participant 116
Formation Transaction Participant 117
Formation Transaction Participant 118
Formation Transaction Participant 119
Formation Transaction Participant 120
Formation Transaction Participant 121
Formation Transaction Participant 122
Formation Transaction Participant 123
Formation Transaction Participant 124
Formation Transaction Participant 125
Formation Transaction Participant 126
Formation Transaction Participant 127
Formation Transaction Participant 128
Formation Transaction Participant 129
Formation Transaction Participant 130
Formation Transaction Participant 131
Formation Transaction Participant 132

Formation Transaction Participant 133
Formation Transaction Participant 134
Formation Transaction Participant 135
Formation Transaction Participant 136
Formation Transaction Participant 137
Formation Transaction Participant 138
Formation Transaction Participant 139
Formation Transaction Participant 140
Formation Transaction Participant 141
Formation Transaction Participant 142
Formation Transaction Participant 143
Formation Transaction Participant 144
Formation Transaction Participant 145
Formation Transaction Participant 146
Formation Transaction Participant 147
Formation Transaction Participant 148
Formation Transaction Participant 149
Formation Transaction Participant 150
Formation Transaction Participant 151
Formation Transaction Participant 152
Formation Transaction Participant 153
Formation Transaction Participant 154
Formation Transaction Participant 155
Formation Transaction Participant 156
Formation Transaction Participant 157
Formation Transaction Participant 158
Formation Transaction Participant 159
Formation Transaction Participant 160
Formation Transaction Participant 161
Formation Transaction Participant 162
Formation Transaction Participant 163
Formation Transaction Participant 164
Formation Transaction Participant 165
Formation Transaction Participant 166
Formation Transaction Participant 167
Formation Transaction Participant 168
Formation Transaction Participant 169
Formation Transaction Participant 170
Formation Transaction Participant 171
Formation Transaction Participant 172
Formation Transaction Participant 173
Formation Transaction Participant 174
Formation Transaction Participant 175
Formation Transaction Participant 176
Formation Transaction Participant 177
Formation Transaction Participant 178

Formation Transaction Participant 179
Formation Transaction Participant 180
Formation Transaction Participant 181
Formation Transaction Participant 182
Formation Transaction Participant 183
Formation Transaction Participant 184
Formation Transaction Participant 185
Formation Transaction Participant 186
Formation Transaction Participant 187
Formation Transaction Participant 188
Formation Transaction Participant 189
Formation Transaction Participant 190
Formation Transaction Participant 191
Formation Transaction Participant 192
Formation Transaction Participant 193
Formation Transaction Participant 194
Formation Transaction Participant 195
Formation Transaction Participant 196
Formation Transaction Participant 197
Formation Transaction Participant 198
Formation Transaction Participant 199
Formation Transaction Participant 200
Formation Transaction Participant 201
Formation Transaction Participant 202
Formation Transaction Participant 203
Formation Transaction Participant 204
Formation Transaction Participant 205
Formation Transaction Participant 206
Formation Transaction Participant 207
Formation Transaction Participant 208
Formation Transaction Participant 209
Formation Transaction Participant 210
Formation Transaction Participant 211
Formation Transaction Participant 212
Formation Transaction Participant 213
Formation Transaction Participant 214
Formation Transaction Participant 215
Formation Transaction Participant 216
Formation Transaction Participant 217
Formation Transaction Participant 218
Formation Transaction Participant 219
Formation Transaction Participant 220
Formation Transaction Participant 221
Formation Transaction Participant 222
Formation Transaction Participant 223
Formation Transaction Participant 224

Formation Transaction Participant 225
Formation Transaction Participant 226
Formation Transaction Participant 227
Formation Transaction Participant 228
Formation Transaction Participant 229
Formation Transaction Participant 230
Formation Transaction Participant 231
Formation Transaction Participant 232
Formation Transaction Participant 233
Formation Transaction Participant 234
Formation Transaction Participant 235
Formation Transaction Participant 236
Formation Transaction Participant 237
Formation Transaction Participant 238
Formation Transaction Participant 239
Formation Transaction Participant 240
Formation Transaction Participant 241
Formation Transaction Participant 242
Formation Transaction Participant 243
Formation Transaction Participant 244
Formation Transaction Participant 245
Formation Transaction Participant 246
Formation Transaction Participant 247
Formation Transaction Participant 248
Formation Transaction Participant 249
Formation Transaction Participant 250
Formation Transaction Participant 251
Formation Transaction Participant 252
Formation Transaction Participant 253
Formation Transaction Participant 254
Formation Transaction Participant 255
Formation Transaction Participant 256
Formation Transaction Participant 257
Formation Transaction Participant 258
Formation Transaction Participant 259
Formation Transaction Participant 260
Formation Transaction Participant 261
Formation Transaction Participant 262
Formation Transaction Participant 263
Formation Transaction Participant 264
Formation Transaction Participant 265
Formation Transaction Participant 266
Formation Transaction Participant 267
Formation Transaction Participant 268
Formation Transaction Participant 269
Formation Transaction Participant 270

Formation Transaction Participant 271
Formation Transaction Participant 272
Formation Transaction Participant 273
Formation Transaction Participant 274
Formation Transaction Participant 275
Formation Transaction Participant 276
Formation Transaction Participant 277
Formation Transaction Participant 278
Formation Transaction Participant 279
Formation Transaction Participant 280
Formation Transaction Participant 281
Formation Transaction Participant 282
Formation Transaction Participant 283
Formation Transaction Participant 284
Formation Transaction Participant 285
Formation Transaction Participant 286
Formation Transaction Participant 287
Formation Transaction Participant 288
Formation Transaction Participant 289
Formation Transaction Participant 290
Formation Transaction Participant 291
Formation Transaction Participant 292
Formation Transaction Participant 293
Formation Transaction Participant 294
Formation Transaction Participant 295
Formation Transaction Participant 296
Formation Transaction Participant 297
Formation Transaction Participant 298
Formation Transaction Participant 299
Formation Transaction Participant 300
Formation Transaction Participant 301
Formation Transaction Participant 302
Formation Transaction Participant 303
Formation Transaction Participant 304
Formation Transaction Participant 305
Formation Transaction Participant 306
Formation Transaction Participant 307
Formation Transaction Participant 308
Formation Transaction Participant 309
Formation Transaction Participant 310
Formation Transaction Participant 311
Formation Transaction Participant 312
Formation Transaction Participant 313
Formation Transaction Participant 314
Formation Transaction Participant 315
Formation Transaction Participant 316

Formation Transaction Participant 317
Formation Transaction Participant 318
Formation Transaction Participant 319
Formation Transaction Participant 320
Formation Transaction Participant 321
Formation Transaction Participant 322
Formation Transaction Participant 323
Formation Transaction Participant 324
Formation Transaction Participant 325
Formation Transaction Participant 326
Formation Transaction Participant 327
Formation Transaction Participant 328
Formation Transaction Participant 329
Formation Transaction Participant 330
Formation Transaction Participant 331
Formation Transaction Participant 332
Formation Transaction Participant 333
Formation Transaction Participant 334
Formation Transaction Participant 335
Formation Transaction Participant 336
Formation Transaction Participant 337
Formation Transaction Participant 338
Formation Transaction Participant 339
Formation Transaction Participant 340
Formation Transaction Participant 341
Formation Transaction Participant 342
Formation Transaction Participant 343
Formation Transaction Participant 344
Formation Transaction Participant 345
Formation Transaction Participant 346
Formation Transaction Participant 347
Formation Transaction Participant 348
Formation Transaction Participant 349
Formation Transaction Participant 350
Formation Transaction Participant 351
Formation Transaction Participant 352
Formation Transaction Participant 353
Formation Transaction Participant 354
Formation Transaction Participant 355
Formation Transaction Participant 356
Formation Transaction Participant 357
Formation Transaction Participant 358
Formation Transaction Participant 359
Formation Transaction Participant 360
Formation Transaction Participant 361
Formation Transaction Participant 362

Formation Transaction Participant 363
Formation Transaction Participant 364
Formation Transaction Participant 365
Formation Transaction Participant 366
Formation Transaction Participant 367
Formation Transaction Participant 368
Formation Transaction Participant 369
Formation Transaction Participant 370
Formation Transaction Participant 371
Formation Transaction Participant 372
Formation Transaction Participant 373
Formation Transaction Participant 374
Formation Transaction Participant 375
Formation Transaction Participant 376
Formation Transaction Participant 377
Formation Transaction Participant 378
Formation Transaction Participant 379
Formation Transaction Participant 380
Formation Transaction Participant 381
Formation Transaction Participant 382
Formation Transaction Participant 383
Formation Transaction Participant 384
Formation Transaction Participant 385
Formation Transaction Participant 386
Formation Transaction Participant 387
Formation Transaction Participant 388
Formation Transaction Participant 389
Formation Transaction Participant 390
Formation Transaction Participant 391
Formation Transaction Participant 392
Formation Transaction Participant 393
Formation Transaction Participant 394
Formation Transaction Participant 395
Formation Transaction Participant 396
Formation Transaction Participant 397
Formation Transaction Participant 398
Formation Transaction Participant 399
Formation Transaction Participant 400
Formation Transaction Participant 401
Formation Transaction Participant 402
Formation Transaction Participant 403
Formation Transaction Participant 404
Formation Transaction Participant 405
Formation Transaction Participant 406
Formation Transaction Participant 407
Formation Transaction Participant 408

Formation Transaction Participant 409
Formation Transaction Participant 410
Formation Transaction Participant 411
Formation Transaction Participant 412
Formation Transaction Participant 413
Formation Transaction Participant 414
Formation Transaction Participant 415
Formation Transaction Participant 416
Formation Transaction Participant 417
Formation Transaction Participant 418
Formation Transaction Participant 419
Formation Transaction Participant 420
Formation Transaction Participant 421
Formation Transaction Participant 422
Formation Transaction Participant 423
Formation Transaction Participant 424
Formation Transaction Participant 425
Formation Transaction Participant 426
Formation Transaction Participant 427
Formation Transaction Participant 428
Formation Transaction Participant 429
Formation Transaction Participant 430
Formation Transaction Participant 431
Formation Transaction Participant 432
Formation Transaction Participant 433
Formation Transaction Participant 434
Formation Transaction Participant 435
Formation Transaction Participant 436
Formation Transaction Participant 437
Formation Transaction Participant 438
Formation Transaction Participant 439
Formation Transaction Participant 440
Formation Transaction Participant 441
Formation Transaction Participant 442
Formation Transaction Participant 443
Formation Transaction Participant 444
Formation Transaction Participant 445
Formation Transaction Participant 446
Formation Transaction Participant 447
Formation Transaction Participant 448
Formation Transaction Participant 449
Formation Transaction Participant 450
Formation Transaction Participant 451
Formation Transaction Participant 452
Formation Transaction Participant 453
Formation Transaction Participant 454

Formation Transaction Participant 455
Formation Transaction Participant 456
Formation Transaction Participant 457
Formation Transaction Participant 458
Formation Transaction Participant 459
Formation Transaction Participant 460
Formation Transaction Participant 461
Formation Transaction Participant 462
Formation Transaction Participant 463
Formation Transaction Participant 464
Formation Transaction Participant 465
Formation Transaction Participant 466
Formation Transaction Participant 467
Formation Transaction Participant 468
Formation Transaction Participant 469
Formation Transaction Participant 470
Formation Transaction Participant 471
Formation Transaction Participant 472
Formation Transaction Participant 473
Formation Transaction Participant 474
Formation Transaction Participant 475
Formation Transaction Participant 476
Formation Transaction Participant 477
Formation Transaction Participant 478
Formation Transaction Participant 479
Formation Transaction Participant 480
Formation Transaction Participant 481
Formation Transaction Participant 482
Formation Transaction Participant 483
Formation Transaction Participant 484
Formation Transaction Participant 485
Formation Transaction Participant 486
Formation Transaction Participant 487
Formation Transaction Participant 488
Formation Transaction Participant 489
Formation Transaction Participant 490
Formation Transaction Participant 491
Formation Transaction Participant 492
Formation Transaction Participant 493
Formation Transaction Participant 494
Formation Transaction Participant 495
Formation Transaction Participant 496
Formation Transaction Participant 497
Formation Transaction Participant 498
Formation Transaction Participant 499
Formation Transaction Participant 500

Formation Transaction Participant 501
Formation Transaction Participant 502
Formation Transaction Participant 503
Formation Transaction Participant 504
Formation Transaction Participant 505
Formation Transaction Participant 506

Concurrent Private Placement Participants

Concurrent Private Placement Participant 1
Concurrent Private Placement Participant 2
Concurrent Private Placement Participant 3
Concurrent Private Placement Participant 4
Concurrent Private Placement Participant 5
Concurrent Private Placement Participant 6
Concurrent Private Placement Participant 7
Concurrent Private Placement Participant 8
Concurrent Private Placement Participant 9
Concurrent Private Placement Participant 10
Concurrent Private Placement Participant 11
Concurrent Private Placement Participant 12
Concurrent Private Placement Participant 13
Concurrent Private Placement Participant 14
Concurrent Private Placement Participant 15
Concurrent Private Placement Participant 16
Concurrent Private Placement Participant 17
Concurrent Private Placement Participant 18
Concurrent Private Placement Participant 19
Concurrent Private Placement Participant 20
Concurrent Private Placement Participant 21
Concurrent Private Placement Participant 22
Concurrent Private Placement Participant 23
Concurrent Private Placement Participant 24
Concurrent Private Placement Participant 25
Concurrent Private Placement Participant 26
Concurrent Private Placement Participant 27
Concurrent Private Placement Participant 28
Concurrent Private Placement Participant 29
Concurrent Private Placement Participant 30
Concurrent Private Placement Participant 31
Concurrent Private Placement Participant 32
Concurrent Private Placement Participant 33
Concurrent Private Placement Participant 34
Concurrent Private Placement Participant 35
Concurrent Private Placement Participant 36
Concurrent Private Placement Participant 37

Concurrent Private Placement Participant 38
Concurrent Private Placement Participant 39
Concurrent Private Placement Participant 40
Concurrent Private Placement Participant 41
Concurrent Private Placement Participant 42
Concurrent Private Placement Participant 43
Concurrent Private Placement Participant 44
Concurrent Private Placement Participant 45
Concurrent Private Placement Participant 46
Concurrent Private Placement Participant 47
Concurrent Private Placement Participant 48
Concurrent Private Placement Participant 49
Concurrent Private Placement Participant 50
Concurrent Private Placement Participant 51
Concurrent Private Placement Participant 52
Concurrent Private Placement Participant 53
Concurrent Private Placement Participant 54
Concurrent Private Placement Participant 55
Concurrent Private Placement Participant 56
Concurrent Private Placement Participant 57
Concurrent Private Placement Participant 58
Concurrent Private Placement Participant 59
Concurrent Private Placement Participant 60
Concurrent Private Placement Participant 61
Concurrent Private Placement Participant 62
Concurrent Private Placement Participant 63
Concurrent Private Placement Participant 64
Concurrent Private Placement Participant 65
Concurrent Private Placement Participant 66
Concurrent Private Placement Participant 67
Concurrent Private Placement Participant 68
Concurrent Private Placement Participant 69
Concurrent Private Placement Participant 70
Concurrent Private Placement Participant 71
Concurrent Private Placement Participant 72
Concurrent Private Placement Participant 73
Concurrent Private Placement Participant 74
Concurrent Private Placement Participant 75
Concurrent Private Placement Participant 76
Concurrent Private Placement Participant 77
Concurrent Private Placement Participant 78
Concurrent Private Placement Participant 79
Concurrent Private Placement Participant 80
Concurrent Private Placement Participant 81
Concurrent Private Placement Participant 82
Concurrent Private Placement Participant 83

Concurrent Private Placement Participant 84
Concurrent Private Placement Participant 85
Concurrent Private Placement Participant 86
Concurrent Private Placement Participant 87
Concurrent Private Placement Participant 88
Concurrent Private Placement Participant 89
Concurrent Private Placement Participant 90
Concurrent Private Placement Participant 91
Concurrent Private Placement Participant 92
Concurrent Private Placement Participant 93
Concurrent Private Placement Participant 94
Concurrent Private Placement Participant 95
Concurrent Private Placement Participant 96
Concurrent Private Placement Participant 97
Concurrent Private Placement Participant 98
Concurrent Private Placement Participant 99
Concurrent Private Placement Participant 100
Concurrent Private Placement Participant 101
Concurrent Private Placement Participant 102
Concurrent Private Placement Participant 103
Concurrent Private Placement Participant 104
Concurrent Private Placement Participant 105
Concurrent Private Placement Participant 106
Concurrent Private Placement Participant 107
Concurrent Private Placement Participant 108
Concurrent Private Placement Participant 109
Concurrent Private Placement Participant 110
Concurrent Private Placement Participant 111
Concurrent Private Placement Participant 112
Concurrent Private Placement Participant 113
Concurrent Private Placement Participant 114
Concurrent Private Placement Participant 115
Concurrent Private Placement Participant 116
Concurrent Private Placement Participant 117
Concurrent Private Placement Participant 118
Concurrent Private Placement Participant 119
Concurrent Private Placement Participant 120
Concurrent Private Placement Participant 121
Concurrent Private Placement Participant 122
Concurrent Private Placement Participant 123
Concurrent Private Placement Participant 124
Concurrent Private Placement Participant 125
Concurrent Private Placement Participant 126
Concurrent Private Placement Participant 127
Concurrent Private Placement Participant 128
Concurrent Private Placement Participant 129

Concurrent Private Placement Participant 130
Concurrent Private Placement Participant 131
Concurrent Private Placement Participant 132
Concurrent Private Placement Participant 133
Concurrent Private Placement Participant 134
Concurrent Private Placement Participant 135
Concurrent Private Placement Participant 136
Concurrent Private Placement Participant 137
Concurrent Private Placement Participant 138
Concurrent Private Placement Participant 139
Concurrent Private Placement Participant 140
Concurrent Private Placement Participant 141
Concurrent Private Placement Participant 142
Concurrent Private Placement Participant 143
Concurrent Private Placement Participant 144
Concurrent Private Placement Participant 145
Concurrent Private Placement Participant 146
Concurrent Private Placement Participant 147
Concurrent Private Placement Participant 148
Concurrent Private Placement Participant 149
Concurrent Private Placement Participant 150
Concurrent Private Placement Participant 151
Concurrent Private Placement Participant 152
Concurrent Private Placement Participant 153
Concurrent Private Placement Participant 154
Concurrent Private Placement Participant 155
Concurrent Private Placement Participant 156
Concurrent Private Placement Participant 157
Concurrent Private Placement Participant 158
Concurrent Private Placement Participant 159
Concurrent Private Placement Participant 160
Concurrent Private Placement Participant 161
Concurrent Private Placement Participant 162
Concurrent Private Placement Participant 163
Concurrent Private Placement Participant 164
Concurrent Private Placement Participant 165
Concurrent Private Placement Participant 166
Concurrent Private Placement Participant 167
Concurrent Private Placement Participant 168
Concurrent Private Placement Participant 169
Concurrent Private Placement Participant 170
Concurrent Private Placement Participant 171
Concurrent Private Placement Participant 172
Concurrent Private Placement Participant 173
Concurrent Private Placement Participant 174
Concurrent Private Placement Participant 175

Concurrent Private Placement Participant 176
Concurrent Private Placement Participant 177
Concurrent Private Placement Participant 178
Concurrent Private Placement Participant 179
Concurrent Private Placement Participant 180
Concurrent Private Placement Participant 181
Concurrent Private Placement Participant 182
Concurrent Private Placement Participant 183
Concurrent Private Placement Participant 184
Concurrent Private Placement Participant 185
Concurrent Private Placement Participant 186
Concurrent Private Placement Participant 187
Concurrent Private Placement Participant 188
Concurrent Private Placement Participant 189
Concurrent Private Placement Participant 190
Concurrent Private Placement Participant 191
Concurrent Private Placement Participant 192
Concurrent Private Placement Participant 193
Concurrent Private Placement Participant 194
Concurrent Private Placement Participant 195
Concurrent Private Placement Participant 196
Concurrent Private Placement Participant 197
Concurrent Private Placement Participant 198
Concurrent Private Placement Participant 199
Concurrent Private Placement Participant 200
Concurrent Private Placement Participant 201
Concurrent Private Placement Participant 202

Exhibit A

Form of Notice and Questionnaire

The undersigned beneficial holder of shares of common stock, par value $.01 per share (“Common Stock”), of Rexford Industrial Realty, Inc. (the “Company”) and/or units of limited partnership interests (“OP Units” and, together with the Common Stock, the “Registrable Securities”) of Rexford Industrial Realty, L.P. (the “Operating Partnership”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) one or more registration statements (collectively, the “Resale Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”), dated July 24, 2013, among the Company and the holders listed on Schedule I thereto. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling security holder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). To be included in the Resale Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein on or prior to the tenth business day before the effectiveness of the Resale Shelf Registration Statement. We will give notice of the filing and effectiveness of the initial Resale Shelf Registration Statement by issuing a press release and by mailing a notice to the holders at their addresses set forth in the register of the registrar.

Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling security holders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Resale Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the initial Resale Shelf Registration Statement so that such beneficial owners may be named as selling security holders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the initial Resale Shelf Registration Statement, in accordance with the Registration Rights Agreement, the Company will file such amendments to the initial Resale Shelf Registration Statement or additional shelf registration statements or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

Certain legal consequences arise from being named as selling security holders in the Resale Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Resale Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include in the prospectus forming a part of the Resale Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company and its directors, officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the undersigned made in the Resale Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants to the Company that such information is accurate and complete:

QUESTIONNAIRE

1.	(a)	Full Legal Name of Selling Security Holder:

	(b)	Full Legal Name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

	(d)	List below the individual or individuals who exercise voting and/or dispositive powers with respect to the Registrable Securities listed in Item (3) below:

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

E-mail address:

Contact Person:

3.	Beneficial Ownership of Registrable Securities: Type of Registrable Securities beneficially owned, and number of shares of Common Stock and/or Common OP Units, as the case may be, beneficially owned:

4.

Beneficial Ownership of Securities of the Company Owned by the Selling Security Holder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company, other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Security Holder:

5.

Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.

Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Resale Shelf Registration Statement only as follows and will not be offering any of such Registrable Securities pursuant to an agreement, arrangement or understanding entered into with a broker or dealer prior to the effective date of the Resale Shelf Registration Statement. Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters or broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Security Holder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)

(i)     on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale;

(ii)    in the over-the-counter market;

(iii)  in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv)   through the writing of options.

In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note:	In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior written agreement of the Company.

ACKNOWLEDGEMENTS

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Security Holder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Security Holders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Resale Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

In the event that the undersigned transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the undersigned agrees to notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Resale Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Shelf Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Security Holder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall insure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Security Holder with respect to the Registrable Securities beneficially owned by such Selling Security Holder and listed in Item 3 above.

This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of California.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

By
Name: Title:

Dated:

Please return the completed and executed Notice and Questionnaire to:

Rexford Industrial Realty, Inc.

11620 Wilshire Boulevard, Suite 300

Los Angeles, CA 90025

Tel: (310) 966-1680

Fax: (310) 966-1690

Attention: Howard Schwimmer and Michael Frankel